UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 3/25/10

STAR SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4470 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 527-1970

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
In late March 2010, Star Scientific, Inc. and its wholly owned subsidiary Rock Creek Pharmaceuticals, Inc. (collectively, the “Company”), entered into a Sales and Marketing Agreement (the “Agreement”) with Gerbig, Snell, Weisheimer Advertising LLC (“GSW”), a subsidiary of inVentiv Health, Inc. Under the Agreement, GSW will provide sales and marketing services to the Company relating to CigRx™. CigRx™ is a non-nicotine nutraceutical that is intended to temporarily reduce the desire to smoke. The Company is currently working toward the launch of CigRx™. This partnership was arranged for by McColl Partners, which was founded by Hugh McColl, former Chairman and Chief Executive Officer of Bank of America.
The information in this Current Report is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.
Forward-Looking Statements
The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: April 7, 2010	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer